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                   CYTOGEN CORPORATION 1988 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                                Amendment No. 2
                                ---------------

     Pursuant to the power reserved to it in Section 12 of the Cytogen Corporation 1988 Stock Option Plan for Non-Employee Directors (the "Plan"), the Board of Directors of Cytogen Corporation hereby amends the Plan as follows:

     1. The first sentence of Section 5 is hereby amended and restated to read as follows:

     "The maximum number of shares of Common Stock as to which Options may be granted under this Plan is 300,000 shares."

     2. This Amendment No. 2 to the Plan shall be effective only after approval of a majority of the Company's stockholders as set forth in Section 12.

     To record the adoption of this Amendment No. 2, the Company has caused its authorized officers to affix its corporation name and seal this 22nd day of May, 1996.


CORPORATE SEAL                         CYTOGEN CORPORATION



Attest: /s/ T. Jerome Madison          By: /s/ Thomas J. McKearn
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